          THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED
                  PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305(b)(2)           |__|

                           ----------------------

                            THE BANK OF NEW YORK
             (Exact name of trustee as specified in its charter)


     New York                                               13-5160382
     (State of incorporation                                (I.R.S. employer
     if not a U.S. national bank)                           identification no.)

     48 Wall Street, New York, N.Y.                         10286
     (Address of principal executive offices)               (Zip code)

                           ----------------------

                           UNITED AIR LINES, INC.
             (Exact name of obligor as specified in its charter)


                Delaware                                        36-2675206
     (State or other jurisdiction of                        (I.R.S. employer
     incorporation or organization)                         identification no.)

     1200 Algonquin Road
     Elk Grove Township, Illinois                           60007
     (Address of principal executive offices)               (Zip code)

                           ----------------------
                      __% Series B Debentures due 2014
                     (Title of the indenture securities)

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

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

- --------------------------------------------------------------------------------
                     Name                                    Address
- --------------------------------------------------------------------------------

     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany, N.Y.
                                                  12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20549

     New York Clearing House Association          New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affilia-tion.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                    NOTE


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amend-ment to this Form T-1.

                                  SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of May, 1994.


                                             THE BANK OF NEW YORK



                                             By:        MARY JANE MORRISSEY
                                                 ----------------------------
                                                 Name:  Mary Jane Morrissey
                                                 Title: Assistant Vice President

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                     Consolidated Report of Condition of

                            THE BANK OF NEW YORK                       Exhibit 7

                   of 48 Wall Street, New York, N.Y. 10286
                   And Foreign and Domestic Subsidiaries,
     a member of the Federal Reserve System, at the close of business December 31, 1993, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                         Dollar Amounts
          ASSETS                                          in Thousands
          Cash and balances due from depository
            institutions:
            Noninterest-bearing balances and
            currency and coin ..................           $ 4,393,393
            Interest-bearing balances ..........               652,315
          Securities ...........................             3,809,834
          Federal funds sold in domestic offices
            of the bank ........................               331,075
          Loans and lease financing receivables:
            Loans and leases, net of unearned
              income .................23,708,678
            LESS: Allowance for loan and lease
             losses .....................773,597
            LESS: Allocated transfer risk
             reserve .....................28,427
            Loans and leases, net of unearned
              income, allowance and reserve ....            22,906,654
          Assets held in trading accounts ......               851,615
          Premises and fixed assets (including
            capitalized leases) ................               657,247
          Other real estate owned ..............                60,806
          Investments in unconsolidated subsidi-
            aries and associated companies .....               170,378
          Customers liability to this bank on
            acceptances outstanding ............               885,751
          Intangible assets ....................                42,689
          Other assets..........................             1,326,362
                                                           -----------
          Total assets                                     $36,088,119
                                                           ===========

          LIABILITIES
          Deposits:
            In domestic offices ................           $19,486,153
            Noninterest-bearing .......7,388,636
            Interest-bearing .........12,097,517
            In foreign offices, Edge and Agree-
            ment Subsidiaries, and IBFs ........             8,230,444
            Noninterest-bearing ..........53,571
            Interest-bearing ..........8,176,873
          Federal funds purchased and securities
            sold under agreements to repurchase
            in domestic offices of the bank and
            of its Edge and Agreement subsidi-
            aries, and in IBFs:
            Federal funds purchased ............             1,207,881
            Securities sold under agreements to
              repurchase .......................               350,492
          Demand notes issued to the U.S.
            Treasury ...........................               300,000
          Other borrowed money .................               530,559
          Bank's liability on acceptances exe-
            cuted and outstanding ..............               897,899
          Subordinated notes and debentures ....             1,064,780
          Other liabilities ....................             1,139,025
                                                           -----------
          Total liabilities ....................            33,207,233
                                                           ===========

          EQUITY CAPITAL
          Perpetual preferred stock and related
            surplus ...........................                 75,000
          Common stock ........................                942,284
          Surplus .............................                525,666
          Undivided profits and capital
            reserves ..........................              1,342,860
          Cumulative foreign currency transla-
            tion adjustments ..................            (     4,924)
                                                           -----------
          Total equity capital ................              2,880,886
                                                           -----------
          Total liabilities, limited-life pre-
            ferred stock, and equity capital ..            $36,088,119
                                                           ===========

       I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                        ++
                     J. Carter Bacot     +
                     Alan R. Griffith    ++    Directors
                     Samuel F. Chevalier +
                                        ++

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